Wonder International Education and Investment Group Corp. 10-Q

Exhibit 10.1

AGREEMENT

PARTY A : ANHUI WONDER EDUCATION INVESTMENT MANAGEMENT CO. LTD

PARTY B : ANHUI WONDER UNIVERSITY OF INFORMATION  ENGINEERING

Party A will invest RMB 90,000,000 to build real estates with Party B, who will divide approximately 50 acres of land in the university, which is located at No. 3, Forest Ave, Zipeng District for the construction cooperation.

Cooperation project: Construction of four teaching buildings and an academic exchange center; construction area is approximately 60,000 square meters.

Party B will be in charge of the project’s establishment, planning, design, registration and construction. Party A will be investing for the buildings. Other facilities for the remaining construction, including landscape garden planning within the construction areas, plus the roads, as well as all other ancillary works will be invested by Party B.

Party A will make immediate payment according to the construction contract signed between Party B and the construction company.

This construction period will be two years: from June 2013 to June 2015.

After the construction, three of the four teaching buildings will belong to Party A; one of the four teaching buildings will belong to Party B. Party A will be able to use the academic exchange center for free, however Party B will be in charge of its daily operation and management.

Each party will hold one original duplicated agreement. The agreement will be effective after signature or stamp.

/s/ ANHUI WONDER EDUCATION INVESTMENT MANAGEMENT CO. LTD

Party A (signature or stamp)

Wonder Education Investment Management Co. Ltd.

Date: June 8th 2013

/s/ ANHUI WONDER UNIVERSITY OF INFORMATION  ENGINEERING

Party B (signature or stamp)

Wonder University of Information Engineering

Date: June 8th 2013

协 议 书

甲方：安徽文达教育投资管理有限公司 （以下简称甲方）

乙方：安徽文达信息工程学院（以下简称乙方）

为合作建房一事，经甲、乙双方友好协商，特签订本协议书如下：

甲方投资人民币大写：玖仟万（￥90,000,000 元）与乙方合作建房。

乙方将位于肥西县紫蓬风景区森林大道 3 号（即乙方院内）划约 50 亩地，与甲方合作建房。

双方合作项目为：兴建四栋教学楼及一栋学术交流中心楼，建筑面积约 6 万平方米。

该项目的立项、规划、设计、报建及施工等，均由乙方负责组织并办理。其中，楼房由甲方投资兴建；相关配套设施及建成区内园林、道路、绿化、景观等附属工程由乙方投资建设。

甲方依据乙方与施工单位签订的施工合同及施工情况，及时支付施工单位工程款。

该工程建筑期计划为二年：即自 2013 年 6 月起至 2015 年 6 月止；

工程竣工后，兴建的四栋教学楼中，有三栋教学楼使用权属甲方；另一栋教学楼的使用权归乙方。另甲方可免费使用学术交流中心楼，该楼内日常管理事务由乙方负责。

本协议正本一式二份，双方各执一份。经双方签字或盖章后生效。

甲方（签字或盖章）　　　　　　乙方（签字或盖章）

日期： 2013 年 6 月 8 日　　　　　　日期：2013 年 6 月 8 日